Exhibit 32.1

Certification

Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

The undersigned Chief Executive Officer and Chief Financial Officer of Mid-Wisconsin Financial Services, Inc. (“Mid-Wisconsin”) certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Annual Report on Form 10-K of Mid-Wisconsin for the fiscal year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.

Date:  March 26, 2010

JAMES F. WARSAW

James F. Warsaw

President and Chief Executive Officer

MARK A. KING

Mark A. King

Chief Financial Officer and Chief

Operations Officer